JACKSON HEWITT INC.

                            1,305,604 Common Shares*


                             UNDERWRITING AGREEMENT



                                                  Philadelphia, Pennsylvania
                                                  July 31, 1997

JANNEY MONTGOMERY SCOTT INC.
SCOTT & STRINGFELLOW, INC.
  As Representatives of the Several
  Underwriters Named in Schedule I
  Hereto
c/o Janney Montgomery Scott Inc.
1801 Market Street
Philadelphia, PA  19103

Ladies and Gentlemen:

         Jackson Hewitt Inc., a Virginia corporation (the "Company"), proposes to sell to Janney Montgomery Scott Inc. and Scott & Stringfellow, Inc. (the "Representatives") and the several other underwriters named in Schedule I hereto (collectively, with the Representatives, the "Underwriters") 1,150,000 shares of the Company's $0.02 par value common stock ("Common Shares"); and the selling shareholders of the Company named in Table 1 of Schedule II hereto (collectively, the "Selling Shareholders") propose to sell severally to the Underwriters an aggregate of 155,604 Common Shares. Such Common Shares to be sold to the Underwriters by the Company and the Selling Shareholders are referred to collectively herein as the "Firm Shares." The respective amounts of the Firm Shares to be purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The respective amounts of the Firm Shares to be sold by Selling Shareholders are set forth opposite their names in Table 1 of Schedule II hereto. The Firm Shares shall be offered to the public at a public offering price of $21.25 per Firm Share (the "Offering Price").

         In addition, in order to cover over-allotments in the sale of the Firm Shares, the Underwriters may purchase for the Underwriters' own accounts, ratably in proportion to the amounts set forth opposite their respective names in Schedule I hereto, up to 23,341 additional Common Shares from the Selling Shareholders and up to 172,500 additional Common Shares from the Company. Such 195,841 additional Common Shares are referred to collectively herein as the "Optional Shares." If
--------
         * Plus an over-allotment option to purchase up to 195,841 additional shares.

any Optional Shares are purchased: (i) all the Optional Shares of the Selling Shareholders shall be purchased before any Optional Shares of the Company may be purchased; (ii) all Optional Shares of the Selling Shareholders listed in Table 2 of Schedule II hereto shall be purchased on a pro rata basis in proportion to the amount set forth opposite to their names; and (iii) the Optional Shares shall be purchased for offering to the public at the Offering Price and in accordance with the terms and conditions set forth herein. The Firm Shares and the Optional Shares are referred to collectively herein as the "Shares."

         The Company and the Selling Shareholders, intending to be legally bound, hereby confirm their agreement with the Underwriters as follows:

         1.       Representations and Warranties.

                  (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that (all references to the Company herein shall be deemed to include reference to the Company and each of the Company's subsidiaries set forth on Schedule III hereto (the "Subsidiaries") collectively or taken as a whole, unless the context clearly indicates otherwise):

                           (i)      the Company has prepared, in conformity with
the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Regulations") of the Securities and Exchange Commission (the "SEC") under the Act in effect at all applicable times, and has filed with the SEC a registration statement on Form S-1 (File No. 333-30439) and one or more amendments thereto for the purpose of registering the Shares (or a portion of the Shares if a "Rule 462(b) Registration Statement," as defined below, has been or is to be filed) under the Act. The Company similarly may have prepared or may prepare an additional registration statement on Form S-1 with respect to a portion of the Shares pursuant to Rule 462(b) of the Regulations, and if so prepared or if to be so prepared, such additional registration statement has been or will be filed pursuant to Rule 462(b) of the Regulations. The term "Rule 462(b) Registration Statement" means such additional registration statement, if any, filed pursuant to Rule 462(b) of the Regulations, including, without limitation, all exhibits thereto, the contents of the earlier registration statement incorporated therein by reference, and any price-related information included therein, but omitted from the earlier registration statement in reliance on Rule 430A of the Regulations. Copies of all such registration statements (or the form thereof in the case of a Rule 462(b) Registration Statement that has not yet been filed) and any amendments thereto, and all forms of the related prospectus contained therein, have been delivered to the Representatives. Each prospectus included in any such registration statement before it became effective under the Act and any prospectus filed with the SEC pursuant to Rule 424(a) of the Regulations is hereinafter called a "Preliminary Prospectus." The various parts of the first registration statement referenced in this Section 1(a)(i), including all exhibits thereto and the information contained in the form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Regulations in accordance with Section 5(a)(ii) of this Agreement and deemed by virtue of Rule 430A(b) of the Regulations to be part of the registration statement at the time it was declared effective, each as amended at the time the registration statement became effective, as well as the information contained in the Rule 462(b) Registration Statement, if any, deemed to be a part of the registration statement pursuant to General Instruction V of Form S-1, are hereinafter collectively called the "Primary Registration Statement." The term "Registration

Statements" means both the Primary Registration Statement and the Rule 462(b) Registration Statement collectively. The term "Term Sheet" means the term sheet, if any, containing the information required Pursuant to Rule 434(b) or (c), as applicable, of the Regulations, and filed Pursuant to Rule 424(b)(7) of the Regulations. The term "Prospectus" means the Prospectus relating to the Shares included in the Registration Statement at the time it became effective (including, if the Company omitted information from the Primary Registration Statement pursuant to Rule 430A(a) of the Regulations, the information deemed to be a part of the Primary Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Regulations); provided, however, that, if with the consent of the Representatives, the Company provides a Term Sheet prior to the time any confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares, plus and including the information contained in the Term Sheet. Notwithstanding the foregoing, if any revised Prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the Prospectus referred to in the immediately preceding sentence (whether or not such revised Prospectus is required to be filed with the SEC pursuant to Rule 424(b) of the Regulations), the term "Prospectus" shall refer to such revised Prospectus from and after the time it is first provided to the Underwriters for such use. If, with the consent of the Representatives, the Company shall have provided to the Underwriters a Term Sheet prior to the time any confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the Term Sheet together will not be materially different from the prospectus in the Registration Statements;

                           (ii)     the Primary Registration Statement has
become effective under the Act and the SEC has not issued any stop order suspending the effectiveness of the Registration Statements or preventing or suspending the use of any Preliminary Prospectus, nor has the SEC instituted or threatened to institute proceedings with respect to such an order. No stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives as provided for in Section 5(a)(x) hereof has been issued, and no proceedings for that purpose have been instituted or threatened. The Company has complied in all material respects with all requests of the SEC, or requests of which the Company has been advised of any state or foreign securities commission in a state designated by the Representatives as provided for in
Section 5(a)(x) hereof, for additional information to be included in the Registration Statements, any Preliminary Prospectus or the Prospectus. Each Preliminary Prospectus conformed to all the requirements of the Act and the Regulations as of its date in all material respects and did not as of its date contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except the foregoing shall not apply to statements in, or omissions from, any Preliminary Prospectus in reliance upon and in conformity with information regarding the Underwriters supplied to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein. The Primary Registration Statement, on the date on which it was declared effective by the SEC (the "Effective Date") and when any post-effective amendment thereof shall become effective, the Rule 462(b) Registration Statement when filed with the SEC, and the Prospectus, at the time it is filed with the SEC and on the Closing Date (as defined in Section 3 hereof) and any 0ption Closing Date (as defined in Section 4(b) hereof), conformed and will conform in all material respects to all the requirements of the Act and the Regulations, and did not and will not, on any of such dates, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Primary Registration Statement (including the information contained in the Rule 462(b) Registration Statement after it is filed with the SEC) or the Prospectus made in reliance upon and in conformity with information regarding the Underwriters furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein;

                           (iii)    the Company is a corporation duly organized,
validly existing and in good standing under the laws of the Commonwealth of Virginia, with all necessary corporate power and authority, and all required licenses, permits, clearances, certifications, registrations, approvals, consents and franchises (individually, a "Permit" or collectively "Permits"), to own or lease and operate its properties and to conduct its business as described in the Prospectus, and to execute, deliver and perform this Agreement except where the failure to hold any Permit would not have a material adverse effect on the properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"). Each of the Subsidiaries has been duly organized and is validly existing as a corporation or partnership, as applicable, in good standing under the laws of the jurisdiction of its organization (which jurisdiction is set forth in Schedule III hereto), with all necessary corporate power and authority, and all required Permits to own or lease and operate its properties and to conduct its business as described in the Prospectus except where the failure to hold any Permit would not have a Material Adverse Effect. The Company and each of the Subsidiaries is duly qualified to do business as a foreign corporation or partnership, as applicable, and is in good standing, in all jurisdictions in which such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect. No proceeding, to which notice has been received by the Company or any Subsidiary, has been instituted in any jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail the Company's or any Subsidiary's corporate power and authority or qualification or ability to own or lease and operate its properties and to conduct its business as described in the Prospectus;

                           (iv)     the outstanding shares of capital stock or
other evidence of ownership of the respective Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except for the securities owned by third parties as described specifically below in this
Section 1(a)(iv), are owned by the Company free and clear of all liens, encumbrances and security interests. Except for the common stock of or other ownership interests in the Subsidiaries owned by the Company and except as disclosed in the Prospectus, as of the Closing Date there will be no shares of capital stock of or other ownership interests in any Subsidiary outstanding, and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in any Subsidiary or securities convertible into or exchangeable for capital stock of, or other ownership interests in, any Subsidiary are, or as of the Closing Date will be, outstanding. Except with regard to cash equivalents used in connection with the Company's cash management system, the Company owns no stock or other interest whatsoever, whether equity or debt, in any corporation, partnership or other entity other than the Subsidiaries;

                           (v)      this Agreement has been duly authorized,
executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors rights generally and subject to applicability of general principles of equity and except, as to this Agreement, as rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy;

                           (vi)     the execution, delivery and performance of
this Agreement and the transactions contemplated herein do not and will not, with or without the giving of notice or the lapse of time, or both, (A) conflict with any term or provision of the Company's Articles of Incorporation or Bylaws;
(B) result in a breach of, constitute a default under, result in the termination or modification of, result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the assets of the Company or its Subsidiaries under, or require any payment by the Company or its Subsidiaries or impose any liability on the Company or its Subsidiaries pursuant to, any material contract, indenture, mortgage, deed of trust, commitment or other agreement or instrument to which the Company or its Subsidiaries is a party or by which any of their assets are bound or affected; (C) assuming compliance with Blue Sky laws and regulations applicable to the offer and sale of the Shares, violate any applicable law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or its Subsidiaries or any of their respective properties or businesses; or (D) result in a breach, termination or lapse of the Company or its Subsidiaries' corporate power and authority to own or lease and operate their respective assets and properties and conduct their respective businesses as described in the Prospectus;

                           (vii)    at the date or dates indicated in the
Prospectus, the Company had the duly authorized and outstanding capitalization set forth in the Prospectus under the caption "Capitalization" and will have, as of the issuance of the Firm Shares on the Closing Date, the pro forma adjusted capitalization set forth therein. The description of the Company's capitalization in the Prospectus conforms in all material respects with the instruments defining the same. On the Effective Date, the Closing Date and any Option Closing Date (as defined in Section 4(b) hereto), there will be no options or warrants for the purchase of, other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as expressly described in the Prospectus. The information in the Prospectus insofar as it relates to all outstanding options and other rights to acquire securities of the Company as of the Effective Date and immediately prior to the Closing Date and any Option Closing Date is true and correct in all material respects;

                           (viii)   the currently outstanding shares of the
Company's capital stock, including the Shares to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and are validly issued, fully paid and non-assessable, and none of such outstanding shares of the Company's capital stock has been issued in violation of any preemptive rights of any security holder of the Company since August 3, 1989. Prior to August 3, 1989, the Company's issuance of Common Shares required compliance with preemptive rights contained in the

Company's Articles of Incorporation and statutory preemptive rights. Although the Company does not know whether or not such statutory and contractual preemptive rights were complied with, any claims that may have existed as a result of any potential infringement of these preemptive rights would be time-barred.. No preemptive rights or other rights to subscribe for or purchase exist with respect to the sale of the Shares by the Company. The holders of the outstanding shares of the Company's capital stock are not subject to personal liability solely by reason of being such holders. All previous offers and sales of the outstanding shares of the Company's capital stock, whether described in the Registration Statement or otherwise, were made in conformity with applicable federal and state securities laws. The authorized capital stock of the Company, including, without limitation, the outstanding Common Shares, the Shares being issued, and the outstanding options to purchase shares of Common Shares conform in all material respects with the descriptions thereof in the Prospectus, and such descriptions conform in all material respects with the instruments defining the same.

                           (ix)     when the Shares have been duly delivered
against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the Virginia Stock Corporation Act, as amended (the "VSCA"). Except as disclosed in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any Common Shares or any other capital stock of the Company or any rights to convert or have redeemed or otherwise receive anything of value with respect to any other security of the Company;

                           (x)      no consent, approval, authorization,  order,
registration, license, permit of, or filing or registration with, any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid and legal execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and described in the Prospectus, except such as may be required for the registration of the Shares under the Act, the Regulations and for compliance with the applicable state securities or Blue Sky laws or the Bylaws, rules and other pronouncements of the National Association of Securities Dealers, Inc. (the "NASD");

                           (xi)     the Common Shares are registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Shares (including the Shares) are included for quotation on the Nasdaq Stock Market's National Market System and neither the Company nor, to the knowledge of the Company, any Selling Shareholder or any other person has taken any action designed to cause, or likely to result in, the termination of the registration of the Common Shares under the Exchange Act or the termination of the inclusion thereof in the Nasdaq Stock Market's National Market System. The Company has not received any notification that the SEC or the Nasdaq Stock Market is contemplating terminating such registration or inclusion. On the Effective Date, the Closing Date and any Option Closing Date, the Shares shall be included for quotation on the Nasdaq Stock Market's National Market System. The Company has complied in all material respects with the applicable provisions of the Exchange Act during the period it was subject to such requirements;

                           (xii)    the statements in the Registration
Statements and Prospectus, insofar as they are descriptions or summaries of or references to contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Act and/or the Regulations, and there are no contracts, agreements or other documents, instruments or transactions of any character required to be described or referred to in the Registration Statements or Prospectus or to be filed as exhibits to the Registration Statements that have not been so described, referred to or filed, as required;

                           (xiii)   the consolidated financial statements of the
Company (including the notes thereto) filed as part of any Preliminary Prospectus, the Prospectus and the Registration Statements present fairly, in all material respects, the financial position of the Company and the Subsidiaries as of the respective dates thereof, and the results of operations and cash flows of the Company and the Subsidiaries for the periods indicated therein, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved. The supporting notes and schedules included in the Registration Statements fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The selected and summary financial and statistical information in the Prospectus including, but not limited to, that under the captions "Summary Consolidated Financial Information," "Selected Consolidated Financial Data," "Recent Developments," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statements. No financial statements or schedules or other information other than that which appears in the Prospectus is required to be included in the Registration Statement;

                           (xiv)    since the respective dates as of which
information is given in the Registration Statements and the Prospectus, except as otherwise stated therein, there has not been (A) any material adverse change (including, whether or not insured against, any material loss or damage to any material assets), or development involving a prospective material adverse change, in the properties, assets, management, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole; (B) any material adverse change, loss, reduction, termination or non-renewal of any material contract to which the Company or any Subsidiary is a party; (C) any transaction entered into by the Company or any Subsidiary not in the ordinary course of its business that is material to the Company or any Subsidiary, (D) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, (E) any liabilities or obligations, direct or indirect, incurred by the Company or any Subsidiary that are material to the Company on a consolidated basis; (F) except as disclosed is the Prospectus, any change in the capitalization or stock ownership of the Company or any Subsidiary; or (G) any change in the indebtedness of the Company or any Subsidiary that is material to the Company on a consolidated basis. Neither the Company nor any Subsidiary has any contingent liabilities or obligations that are material to the Company that are not expressly disclosed in the Prospectus;

                           (xv)     the Company has not distributed, and will
not distribute, any offering material in connection with the offering and sale of the Shares other than the Registration

Statements, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act and the Regulations. Neither the Company nor any of its officers, directors or affiliates has taken, nor shall the Company or such persons take, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares;

                           (xvi)    the Company and each Subsidiary has filed
with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns that are required to be filed or has duly obtained extensions of time for the filing thereof and has paid all taxes shown on such returns or otherwise due and all material assessments received by them to the extent that the same have become due, except for tax returns required to be filed with or taxes paid to local governmental agencies where the failure to so file or pay would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other tax and neither is a party to any pending action or proceeding by any foreign or domestic governmental agency for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against the Company or any Subsidiary that might have a Material Adverse Effect;

                           (xvii)    KPMG Peat Marwick, LLP which has given its
reports on certain financial statements included as part of the Registration Statements, is a firm of independent certified public accountants as required by the Act and the Regulations with respect to the Company;

                           (xviii)  neither the Company nor any Subsidiary is in
violation of, or in default under, any of the terms or provisions of (A) its Articles or Certificate of Incorporation or Bylaws or similar governing instruments, or (B) any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its properties is bound or affected, (C) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or business, or (D) any Permit, except with respect to clause (B), (C) or (D) above, where any such violation or default would not have a Material Adverse Effect.

                           (xix)    except as expressly disclosed in the
Prospectus, there are no claims, actions, suits, protests, proceedings, arbitrations, investigations or inquiries pending before, or to the Company's knowledge threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal to which the Company, any Subsidiary or, to the knowledge of the Company without the duty to investigate, any franchisee is or may be made a party or otherwise affecting the Company that could reasonably be expected to affect the validity of any of the outstanding Common Shares, or that, if determined adversely to the Company or any Subsidiary, would, in any case or in the aggregate, result in any Material Adverse Effect, nor does the Company have knowledge of any reasonable basis for any such claim, action, suit, protest, proceeding, arbitration, investigation or inquiry. Except as expressly disclosed in the Prospectus, to the Company's knowledge, there are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal enjoining the Company from, or requiring the Company to take or refrain from taking, any action, or to which the Company or any Subsidiary, their properties, assets or businesses are bound or subject;

                           (xx)     except as described in the Prospectus, the
Company and each Subsidiary owns, or possesses adequate rights to use, all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from or for the businesses of the Company or the Subsidiary), trade secrets, confidential information, processes and formulations and other proprietary information necessary for, used in, or proposed to be used in, the conduct of its business as described in the Prospectus (collectively, the "Intellectual Property"). Neither the Company nor any Subsidiary owns any rights in or to any patents. To the knowledge of the Company, neither the Company nor any Subsidiary has infringed, is infringing and, except as expressly and specifically disclosed in the Prospectus, has received any notice of conflict with, the asserted rights of others with respect to the Intellectual Property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and the Company does not have any knowledge of any reasonable basis therefor. To the knowledge of the Company, no other parties, including but not limited to current or former franchisees, directors or officers of the Company have infringed upon or are in conflict with the Intellectual Property. Neither the Company nor any Subsidiary is a party to, or bound by, any agreement pursuant to which royalties, honorariums or fees are payable by the Company or such Subsidiary to any person by reason of the ownership or use of any Intellectual Property that is material to the business of the Company on a consolidated basis;

                           (xxi)    the Company and each Subsidiary has good and
marketable title to all property described in the Prospectus as being owned by it, free and clear of all liens, security interests, charges or encumbrances and the like, except such as are expressly described or referred to in the Prospectus or such as would not have a Material Adverse Effect. The Company and each Subsidiary has adequately insured its property against loss or damage by fire or other casualty and maintains, in amounts reasonably believed by it to be adequate, and insurance against such other risks as management of the Company deems appropriate and the Company is not aware of the breach by any franchisee of any covenants contained in any franchise agreement between the Company and a franchisee which require such franchisee to maintain adequate insurance. All real and personal property leased by the Company or any Subsidiary as described or referred to in the Prospectus, is held by the Company or the Subsidiary under valid leases. To the Company's knowledge, neither the Company nor any of its Subsidiaries is in violation of any federal, state or local law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its Subsidiaries have received all Permits, required of them under applicable federal, state and local occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each of its Subsidiaries are in compliance with all terms and conditions of any such Permit, except any such violation of law or regulation, failure to receive required Permits, or failure to comply with the terms and conditions of such Permits, which would not, singly or in the aggregate, result in a Material Adverse Effect;

                           (xxii)    the Company maintains a system of internal
accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                           (xxiii)   no unregistered securities of the Company
have been sold by the Company or on behalf of the Company by any person or persons controlling, controlled by, or under common control with the Company within the three years prior to the date hereof, except as expressly disclosed in the Registration Statements and any such sales of unregistered securities by the Company were completed in material compliance with the applicable provisions of the state and federal securities or bluesky laws;

                           (xxiv)    neither the Company nor any Subsidiary had
or currently has any employee benefit plan, profit sharing plan, employee pension benefit plan or employee welfare benefit plan or deferred compensation arrangements ("Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA") and that are not in compliance with ERISA in all material respects, and, to the extent required by the Internal Revenue Code of 1986, as amended (the "Code"), in compliance with the Code in all material respects. The Company has not had any employee pension benefit plan that is subject to Part 3 of Subtitle 8 of Title I of ERISA or any defined benefit plan or multi-employer plan. Neither the Company nor any Subsidiary has maintained retired life and retired health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by
Section 4980B of the Code. No fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a prohibited transaction as defined in Section 406 of ERISA. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan," "fiduciary" and "multiemployer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA;

                           (xxv)     no labor disturbance exists with any
employees of the Company or any Subsidiary, and to the Company's knowledge, no such labor disturbance is threatened. The Company has no knowledge of any existing or threatened labor disturbance by the employees of any of its principal suppliers, contractors or customers that would have a Material Adverse Effect. None of the employees of the Company or any Subsidiary is covered by a collective bargaining agreement and no union organizing activity exists with respect to any of such employees;

                           (xxvi)   the Company has not incurred any liability
for any finder's fees or similar payments in connection with the transactions contemplated herein other than as disclosed in the Prospectus;

                           (xxvii)   the Company is familiar with the Investment
Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and the Company intends to conduct, its affairs in such a manner as to ensure that it will not be an "investment company" within the meaning of the 1940 Act and the rules and regulations thereunder;

                           (xxviii)  no statement, representation, warranty or
covenant made by the Company in this Agreement or in any certificate or document required by this Agreement to be delivered to the Representatives is, was when made, or as of the Closing Date or any Option Closing Date will be, inaccurate, untrue or incorrect in any material respect. No transaction has occurred or is proposed between or among the Company (or any Subsidiary) and any of its (or any of its Subsidiaries) officers, directors or stockholders or any affiliate of any such officer, director or stockholder that is required to be described in and is not described in the Registration Statements and the Prospectus;

                           (xxix)   neither the Company or any Subsidiary nor
any officer, director, employee, agent or other person acting on behalf of the Company or any Subsidiary has, directly or indirectly, given or agreed to give any money, property or similar benefit or consideration to any customer or supplier (including any employee or agent of any customer or supplier) or official or employee of any agency or instrumentality of any government (foreign or domestic) or political party or candidate for office (foreign or domestic) or any other person who was, is or in the future may be in a position to affect the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company or any actual or proposed business transaction of the Company that (A) could subject the Company to any liability (including, but not limited to, the payment of monetary damages) or penalty in any civil, criminal or governmental action or proceeding that would have a Material Adverse Effect, or (B) violates any law, rule or regulation to which the Company or any Subsidiary is subject, which violation if proven would have a Material Adverse Effect;

                           (xxx)     each person listed on Schedule IV hereto
has executed a lock-up agreement in a form reasonably satisfactory to the Representatives that such person will not, for the period specified in such agreement (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any Common Shares, any options or warrants to purchase any Common Shares or any securities convertible into or exchangeable for Common Shares (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise then as specified in such agreement or with the prior written consent of the Representatives; provided, however, that the forgoing language shall not prohibit the purchase of Common Stock from the Company pursuant to the exercise of stock options. The Company has provided to counsel for the Underwriters a complete and accurate list prepared by First Union National Bank of North Carolina, N.A., the Company's transfer agent, of all record holders of the Common Stock of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and shareholders have agreed to such or similar restrictions (the "Lock-Up Agreements");

                           (xxxi)   each contract or other instrument (however
characterized or described) to which the Company or any Subsidiary is a party or by which any of their respective properties or businesses is bound or affected and which is material to the conduct of the respective businesses of the Company and the Subsidiary has been duly and validly executed by the Company or its Subsidiary, as applicable, and, to the knowledge of the Company, by the other parties thereto. Each such contract or other instrument is in full force and effect and is enforceable against the parties thereto in accordance with its terms and neither the Company nor any Subsidiary is, and to the knowledge of the Company, no other party is, in default thereunder, and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default under any such contract or other instrument. All necessary consents under such contracts or other instruments to the disclosure in the Prospectus with respect thereto have been obtained; and

                           (xxxii)  the Company is in compliance with the
applicable requirements of the Federal Trade Commission rules governing franchising, including 16 C.F.R. ss.436, and the applicable provisions of federal and state laws or regulations governing the activities of a franchiser and the tax preparation business except where the failure to comply would not have a Material Adverse Effect. The Company's Franchise Offering Circular complies with the applicable requirements of state law governing the activities of franchisers and complies as to form with the requirements of the North American Securities Administrators Association's Uniform Franchise Offering Circular except where the failure to comply would not have a Material Adverse Effect.

         Any certificate signed by any officer of the Company in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the several Underwriters as to the matters covered thereby.

                  (b) Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders represents and warrants to, and agrees with, the several Underwriters that:

                           (i)      such Selling Shareholder has duly executed
and delivered a Custody Agreement and Power of Attorney (the "Custody Agreement"), in the form heretofore delivered to the Representatives, appointing either Keith Alessi or Christopher Drake as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact"), and appointing Keith Alessi as custodian (the "Custodian"). The Attorneys-in-Fact are authorized to execute, deliver and perform the Custody Agreement and this Agreement on behalf of such Selling Shareholder, including, without limitation, the authority to determine the purchase price to be paid to each Selling Shareholder by the Underwriters as set forth in Section 2 of this Agreement. Certificates in negotiable form representing the Shares to be sold by each Selling Shareholder hereunder have been deposited with the Custody Agreement with the Custodian. Certificates in negotiable form representing the Shares to be sold by each Selling Shareholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder agrees that the Shares represented by the certificates on deposit with the Custodian are subject to the interests of the Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorneys-in-Fact are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement, by any act of such Selling Shareholder, by operation of law or otherwise, whether by the dissolution, reorganization, death or incapacity of such Selling Shareholder or the occurrence of any other event.

If any such dissolution, reorganization, death, incapacity or other such event should occur before the delivery of the Shares to be sold by the affected Selling Shareholder hereunder, and certificates for such Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement, as if such dissolution, reorganization, death, incapacity, or other event had not occurred, regardless of whether or not the Custodian or Attorneys-in-Fact shall have received notice thereof;

                           (ii)     such Selling Shareholder has all requisite
right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder, and this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by such Selling Shareholder and constitute the legal, valid and binding obligations of such Selling Shareholder enforceable in accordance with their respective terms;

                           (iii)    the execution, delivery and performance, and
the consummation of the transactions contemplated hereby and by the Prospectus, the Power of Attorney and the Custody Agreement do not and shall not, with or without the giving of notice or lapse of time or both, (A) conflict with any term or provision of such Selling Shareholder's charter, bylaws or other organic or governing documents, if applicable, (B) conflict with or result in a breach or a violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of his, her or its Shares is bound, or (C) violate any existing, applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of his, her or its Shares;

                           (iv)     all authorizations, approvals and consents
necessary for the valid execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney and the Custody Agreement have been obtained and are in full force and effect, and the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder (other than, at the time of the execution hereof, the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under the state or foreign securities or Blue Sky laws and the Bylaws, rules and pronouncements of the NASD), have been obtained and are in full force and effect;

                           (v)      such Selling Shareholder now is, and on the
Closing Date and any Option Closing Date will be, the lawful owner of the Shares to be sold by such Selling Shareholder pursuant to this Agreement. On the Closing Date and any Option Closing Date, such Selling Shareholder will have good and marketable title to such Shares, free and clear of all liens, encumbrances, security interests or other restrictions (other than those created under the Custody Agreement). Upon proper delivery of, and payment for, such Shares as provided herein, the Underwriters will acquire good and marketable title thereto, free and clear of all liens, encumbrances, security interests and other restrictions and defects whatsoever;

                           (vi)     such Selling Shareholder has examined the
Primary Registration Statement and the Prospectus and the information relating to such Selling Shareholder set forth therein and, as to such information, neither the Primary Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (vii)    such Selling Shareholder has not incurred
any liability for any finder's fee or similar payment in connection with the sale of such Selling Shareholder's Shares hereunder; and

                           (viii)   such Selling Shareholder has not
distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statements, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act and the Regulations. Neither such Selling Shareholder nor any affiliate of such Selling Shareholder has taken or shall take any action designed, or that might be reasonably expected, to cause or result in stabilization or manipulation of the price of the Shares.

         2. Purchase and Sale of Firm Shares. On the basis of the representations, warranties, covenants and agreements contained herein, and subject to the terms and conditions set forth herein, the Company shall sell 1,150,000 of the Firm Shares, and each Selling Shareholder, severally and not jointly, shall sell the number of Firm Shares set forth opposite his name in Table 1 of Schedule II hereto, to the several Underwriters, and each of the Underwriters, severally and not jointly, shall purchase the number of Firm Shares set forth opposite its name in Schedule I hereto. The purchase price of the Firm Shares hereunder shall be the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus. Each Underwriter shall be obligated to purchase from the Company, and from each Selling Shareholder, that number of Firm Shares that represents the same proportion of the number of Firm Shares to be sold by the Company, and by each Selling Shareholder, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto represents of the total number of Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine. In making this Agreement, each Underwriter is contracting severally and not jointly, and except as provided in Sections 4 and 11 hereof, the agreement of each Underwriter is to purchase only that number of shares specified with respect to that Underwriter in Schedule I hereto. The several Underwriters intend to offer the Shares to the public as set forth in the Prospectus; provided, however, that no Shares registered pursuant to the Rule 462(b) Registration Statement, if any, will be offered prior to the filing of such registration statement with the SEC. After the public offering, the several Underwriters may, in their discretion, vary the public offering price.

         3.       Payment and Delivery.

                  (a) Delivery of and payment for the Firm Shares shall be made at the offices of Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania at 10:00 a.m., Philadelphia, Pennsylvania time (i) on the third full business day following the first day that the Firm Shares are traded, or (ii) at such other time and date not later than seven full business days following the first day the Firm Shares are traded as the Representatives and the Company may determine (or at such time and date to which delivery and payment shall have been postponed pursuant to Section 11 hereof). Such date and time of delivery and payment are referred to collectively herein as the "Closing Date." Notwithstanding the foregoing, if the Company has not made available to the Representatives copies of the Prospectus in the quantities and within the time provided for in Section 5(a)(vii) hereof, the Representatives may, in their sole discretion, postpone the Closing Date until no later than two full business days following delivery of such copies of the Prospectus to the Representatives.

                  (b) On the Closing Date, the Company and the Selling Shareholders shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company (with respect to the Firm Shares sold by it) and the Custodian (with respect to the Firm Shares sold by the Selling Shareholders) of the purchase price (i) by certified or official bank check or checks payable in New York Clearing House (next-day) funds, or
(ii) in immediately available funds wired to such accounts as the Company and/or the Custodian may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds expense, to be borne by the Company and/or the Selling Shareholders, as the case may be). Time is of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the Company's and each Underwriter's obligation hereunder.

                  (c) The certificates representing the Firm Shares to be sold and delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the offices of Janney Montgomery Scott Inc., 26 Broadway, New York, New York, not less than one full business day prior to the Closing Date. If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

                  (d) The Company and the Selling Shareholders shall not be obligated to deliver any Firm Shares to be delivered on the Closing Date, except upon payment for all the Firm Shares to be purchased on such date.

         4.       Option to Purchase Optional Shares.

                  (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, subject to the terms and conditions herein set forth, the several Underwriters are hereby granted an option by the Company and the Selling Shareholders to purchase all or any part of the Optional Shares (the "Over-allotment Option"). The purchase price to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus. The Overallotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters as to all or any part of the Optional Shares at any time and from time to time within

30 days after the date of the Prospectus. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option.

                  (b) The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters by giving notice to the Company and the Selling Shareholders by a letter delivered by hand or sent by registered or certified mail, postage prepaid, or by courier, telegram or facsimile (such notice to be effective when received), addressed as provided in
Section 13 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of, and payment for, such Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given at least two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be the Closing Date. If such notice is given less than two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be a date selected by the Representatives that is not more than three full business days after the date the notice is effective. The date and time set forth in such a notice is referred to herein as an "Option Closing Date," and a closing held pursuant to such a notice is referred to herein as an "Option Closing." Upon each exercise of the Over-allotment Option, and on the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the several Underwriters shall become severally, but not jointly, obligated to purchase from the Selling Shareholders and the Company the number of Optional Shares specified in each notice of exercise of the Over-allotment Option (allocated among the several Underwriters in accordance with Section 4(c) hereof).

                  (c) To the extent any Optional Shares are purchased, then the Underwriters shall purchase all the Optional Shares of the Selling Shareholders, as reflected in Table 2 of Schedule II hereto, before they purchase any Optional Shares of the Company. To the extent the number of Optional Shares to be purchased by the Underwriters at any Option Closing accounts for some but not all of the Optional Shares of the Selling Shareholders listed in Table 2 of
Schedule II hereto, then the Underwriters shall purchase Optional Shares from the Selling Shareholders pro rata in proportion to the amounts set forth opposite their names in Table 2 of Schedule II hereto. At each Option Closing, the Selling Shareholders will be obligated, severally and not jointly, to sell their Optional Shares to the Underwriters in accordance with the foregoing sentences. Subject to the foregoing, at each Option Closing, each Underwriter shall be obligated, severally and not jointly, to purchase from each Selling Shareholder, and from the Company, that number of Optional Shares that represents the same proportion of the number of Optional Shares to be sold by each Selling Shareholder, and by the Company, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto represents of the total number of Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. Notwithstanding the foregoing, the number of Optional Shares purchased and sold pursuant to each exercise of the Over-allotment Option shall be subject to such adjustment as the Representatives may approve to eliminate fractional shares and shall be subject to the provisions for the allocation of Optional Shares purchased for the purpose of covering over-allotments set forth in the agreement entered into by and among the Underwriters in connection herewith (the "Agreement Among Underwriters").

                  (d) Delivery of and payment for the Optional Shares to be purchased by the several Underwriters pursuant to any exercise of the Over-allotment Option shall be made at the offices of Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania, or such other place as shall be agreed upon by the Company and the Representatives at 10:00 a.m., Philadelphia, Pennsylvania time on the Option Closing Date set forth in the notice of such exercise. On such Option Closing Date, the Selling Shareholders (who are obligated to sell Optional Shares pursuant to Section 4(c) hereof) and the Company, if applicable, shall deliver or cause to be delivered certificates representing the Optional Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Custodian (with respect to Optional Shares sold by Selling Shareholders) and the Company (with respect to Optional Shares sold by it, if any), (i) by certified or official bank check or checks payable in New York Clearing House (next-day) funds, or (ii) in immediately available funds wired to such accounts as the Custodian and the Company may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds expense, to be borne by the Selling Shareholders and the Company). Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

                  (e) The certificates representing the Optional Shares to be issued and delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Option Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the Philadelphia correspondent office of the Company's transfer agent not less than one full business day prior to the Option Closing Date. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

         5.       Certain Covenants and Agreements.

                  (a) Certain Covenants and Agreements of the Company. The Company covenants and agrees with the several Underwriters as follows:

                           (i)      if the Rule 462(b) Registration Statement
has not been filed at the time this Agreement is executed and delivered by the parties hereto and such Rule 462(b) Registration Statement is required to be filed, the Company will use its best efforts to cause such registration statement to be filed and become effective as promptly as possible;

                           (ii)     if the Company omitted  information  from
the Primary Registration Statement at the time it was declared effective in reliance upon Rule 430A of the Regulations, the Company will timely file the Prospectus pursuant to and in compliance with Rule 424(b)(1) or (4) and Rule 430A(a)(3) of the Regulations and will advise the Representatives of the time and manner of such filing; provided, however, that if the Representatives shall agree to the utilization of Rule 434 of the Regulations, the Company will timely file pursuant to and in compliance with Rule 424(b)(7) and Rule 430A(a)(3) of the Regulations the information required to be included in the Term Sheet, and will advise the Representatives of the time and manner of such filing;

                           (iii)    if for any reason the filing of a form of
Prospectus is required under Rule 424(b)(3) of the Regulations, the Company will timely file such Prospectus pursuant to and in compliance with such Rule and will advise the Representatives of the time and manner of such filing;

                           (iv)     the Company will not file or publish any
Rule 462(b) Registration Statement or any amendment or supplement to the Registration Statement(s), Preliminary Prospectus or Prospectus at any time before the completion (in the opinion of the Underwriters' counsel) of the distribution of the Shares by the Underwriters that is not (A) in compliance with the Regulations; and (B) approved by the Representatives (such approval not to be unreasonably withheld or delayed);

                           (v)      the Company will advise the Representatives
immediately, and confirm such advice in writing, (A) when any Rule 462(b) Registration Statement or post-effective amendment to the Registration Statements is filed with the SEC, (B) of the receipt of any comments from the SEC concerning the Registration Statements, (C) when any post-effective amendment to the Registration Statements becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (D) of any request of the SEC for amendment or supplementation of the Registration Statements or Prospectus or for additional information, (E) during the period when the Prospectus is required to be delivered under the Act and Regulations, of the happening of any event as a result of which the Registration Statements would include an untrue statement of a material fact or omit to state a material fact required therein or necessary to make the statements therein not misleading, or as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (F) during the period noted in clause (E) above, of the need to amend the Registration Statements or supplement the Prospectus to comply with the Act, (G) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statements or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, and (H) of the suspension of the qualification of any the Shares for offering or sale in any jurisdiction in which the Underwriters intend to make such offers or sales, or of the initiation or threatening of any proceedings for any of such purposes known to the Company. The Company will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use, and if any such order is issued, to obtain as soon as possible the lifting thereof;

                           (vi)     in case of any event (occurring at any time
within the period during which, in the opinion of Blank Rome Comisky & McCauley, counsel for the Underwriters ("Underwriters' Counsel"), a prospectus is required to be delivered under the Act and Regulations), as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain, in the opinion of Underwriters' Counsel, an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act and Regulations or any applicable securities or Blue Sky laws, the Company promptly will prepare and file with the SEC, and any applicable state or foreign securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendments, supplements or documents (in form and substance satisfactory to the Representatives and counsel for the Underwriters) as the Representatives may reasonably request. For purposes of this Section 5(a) (vi), the Company will provide such information to the Representatives, the Underwriters' Counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statements, Preliminary Prospectus or Prospectus or file any document, and shall furnish to the Representatives and the Underwriters' Counsel such further information as each may from time to time reasonably request;

                           (vii)    the Company has delivered to the
Representatives, without charge, as many copies of each Preliminary Prospectus as the Representatives have reasonably requested. The Company will deliver to the Representatives, without charge, from time to time during the period when delivery of the Prospectus is required under the Act, such number of copies of the Prospectus (as supplemented or amended) as the Representatives may reasonably request. The Company hereby consents to the use of such copies of the Preliminary Prospectus and the Prospectus for purposes permitted by the Act, the Regulations and the securities or Blue Sky laws of the states or foreign jurisdictions in which the Common Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. The Company has furnished or will furnish to the Representatives at least three original signed copies of the Registration Statements as originally filed and of all amendments and supplements thereto, whether filed before or after the Effective Date, at least three copies of all exhibits filed therewith and of all consents and certificates of experts, and will deliver to the Representatives such number of conformed copies of the Registration Statements, including financial statements and exhibits, and all amendments thereto, as the Representatives may reasonably request;

                           (viii)   the Company will comply with the Act, the
Regulations, the Exchange Act and the rules and regulations thereunder so as to permit the continuance of sales of, and dealings in, the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby;

                           (ix)     the Company will furnish such information
and pay such filing fees and other expenses as may be required, and otherwise cooperate in the registration or qualification of the Shares, or exemption therefrom, for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions in which the Representatives determine to offer the Shares, after consultation with the Company, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that no such qualification shall be required in any jurisdiction where, solely as a result thereof, the Company would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as is required under the laws of such jurisdictions for such offering and sale;

                           (x)      the Company will make generally available to
its security holders, as soon as practicable, but not later than 45 days after the end of the period covered thereby, an earnings statement of the Company (which need not be audited unless required by the Act or the Regulations) that shall comply with Section 11 (a) of the Act and the Regulations (including, at the option of the Company, Rule 158) and cover a period of at least 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the Effective Date;

                           (xi)     for a period of three years from the
Effective Date, the Company will deliver to the Representatives: (A) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-K and 10-Q (or such similar forms as may be designated by the SEC), registration statements and any exhibits thereto, filed with or furnished to the SEC or any securities exchange or the Nasdaq Stock Market's National Market System or the NASD, on the date each such report or document is so filed or furnished; (B) as soon as practicable, copies of any reports or communications (financial or other) of the Company mailed to its security holders; and (C) every press release in respect of the Company or its affairs that is released or prepared by the Company;

                           (xii)    during the course of the distribution of the
Shares, the Company will not take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Shares;

                           (xiii)   the Company will not engage in any
transactions with affiliates (as defined in the Regulations) without the prior approval of a majority of the disinterested members of its Board of Directors;

                           (xiv)    the Company will use all reasonable efforts
to maintain the inclusion of the Common Shares (including, without limitation, the Shares) for quotation on the Nasdaq Stock Market's National Market System or if the Company so chooses, the New York Stock Exchange or the American Stock Exchange;

                           (xv)     the Company shall, at its sole cost and
expense, supply and deliver to the Representatives and the Underwriters' Counsel, within a reasonable period from the Closing Date, closing binders, in such number as the Representatives shall reasonably request, each of which shall include the Registration Statements, as amended or supplemented, all exhibits to the Registration Statements, the Prospectus, as amended or supplemented, the Preliminary Blue Sky Memorandum and any supplement thereto, all underwriting and closing documents and all other correspondence, filings and applications with the SEC, the NASD and the Nasdaq Stock Market's National Market System;

                           (xvi)    the Company will use the net proceeds from
the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth under the caption "Use of Proceeds" in the Prospectus and shall file such reports with the SEC with respect to the sale of such Shares and the application of the proceeds therefrom as may be required under the Regulations, including, but not limited to, Rule 463;

                           (xvii)    the Company will maintain a transfer agent
and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Shares;

                           (xviii)  the Company will take such steps as shall be
necessary to insure that neither it nor any Subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder; and

                           (xix)    during the Lock-Up Period, the Company will
not, without the prior written consent of the Representatives, effect the Disposition of, directly or indirectly, any Securities other than the sale of the Firm Shares and the Optional Shares hereunder and the Company's issuance of Common Stock upon the exercise of options, presently outstanding, under the Company's stock option plans (the "Stock Plans") and expressly described in the Prospectus plan.

                  (b) Certain Covenants and Agreements of the Selling Shareholders. Each Selling Shareholder covenants and agrees with the several Underwriters as follows:

                           (i)      during the course of the distribution of the
Shares, such Selling Shareholder shall not take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the market price of the Shares;

                           (ii)     during the Lock-Up Period, such Selling
Shareholder will not, without the prior written consent of the Representatives, effect the Disposition of, directly or indirectly, any Securities other than such Selling Shareholder's Firm Shares and Optional Shares hereunder; and

                           (iii)    such Selling Shareholder will deliver to the
Representatives prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person).

         6.       Payment of Fees.

                  (a) Whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, the Company will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including:

                           (i)      the fees and expenses of the accountants and
counsel for the Company incurred in the preparation of the Registration Statements and any post-effective amendments thereto (including financial statements and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto;

                           (ii)     printing and mailing expenses associated
with the Registration Statements and any post-effective amendments thereto, Preliminary Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, the Underwriters' Questionnaire submitted to each of the Underwriters by the Representatives in connection herewith, the Power of Attorney executed by each of the Underwriters in favor of the Representatives in connection herewith, the Selected Dealer Agreement and related documents and the preliminary Blue Sky memorandum (collectively with any supplement thereto, the "Blue Sky Memorandum");

                           (iii)    the costs (other than fees and expenses of
the Underwriters' Counsel, except such fees incurred in connection with Blue Sky and NASD filings or exemptions as provided herein) incident to the authentication, issuance, sale and delivery of the Shares to the Underwriters;

                           (iv)     the fees, expenses and all other costs of
qualifying the Shares for sale under the securities or Blue Sky laws of those states in which the Shares are to be offered or sold, including, without limitation, the reasonable fees (not to exceed $10,000) and expenses of Underwriters' Counsel and such local counsel as may have been reasonably required and retained for such purpose;

                           (v)      the fees, expenses and other costs of, or
incident to, securing any review or approvals by or from the NASD, including the reasonable fees and expenses of the Underwriters' Counsel;

                           (vi)     the filing fees of the SEC;

                           (vii)    the cost of furnishing to the Underwriters
copies of the Registration Statements, Preliminary Prospectuses and Prospectuses as herein provided;

                           (viii)   the Company's travel expenses in connection
with meetings with the brokerage community and institutional investors;

                           (ix)     the costs and expenses associated with
settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by the Company;

                           (x)      any fees or costs payable to the Nasdaq
Stock Market's National Market System as a result of the offering;

                           (xi)     the cost of printing certificates for the
Shares;

                           (xii)    the cost and charges of any transfer agent;

                           (xiii)   all taxes, if any, on the issuance, delivery
and transfer of the Shares sold by the Company; and

                           (xiv)    all other costs and expenses reasonably
incident to the performance of the Company's and the Selling Shareholders' obligations hereunder that are not otherwise specifically provided for in this Section 6(a); provided, however, that, except as specifically set forth in Section 6(c) hereof, (A) the Company shall pay to the Representatives a non-accountable expense allowance of $150,000 to cover expenses incurred by the Representatives in connection with the Offering (including price stabilization transactions), and (B) the Selling Shareholders shall be responsible for any transfer or income taxes assessed with respect to the Shares sold by the Selling Shareholders and any fees and expenses of the Selling Shareholders' counsel and such other expenses as are agreed to by the Company and the Selling Shareholders or as may be required by law or regulation.

                  (b) The Company shall pay as due any state or foreign registration, qualification and filing fees and any accountable out-of-pocket disbursements in connection with such registration, qualification or filing in the states and foreign jurisdictions in which the Representatives determine to offer or sell the Shares.

                  (c) If the Underwriters are willing to proceed with the offering, and the transactions contemplated by this Agreement are not consummated because the Company or the Selling Shareholders elect not to proceed with the offering for any reason or if the Representatives terminate this Agreement pursuant to Section 10(b) hereof, then the Company will reimburse the Representatives for their actual and accountable out-of-pocket expenses, including, without limitation, fees and disbursements of Underwriters' Counsel, incurred in the performance of or in contemplation of performing their obligations hereunder, in an amount not to exceed $100,000.

         7.       Conditions of Underwriters' Obligations.

                  The obligation of each Underwriter to purchase and pay for the Firm Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 4 on an Option Closing Date, is subject at the date hereof, the Closing Date and any option Closing Date, to the continuing accuracy and fulfillment of the representations and warranties of the Company and the Selling Shareholders, to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder, and to the following additional conditions:

                  (a) if required by the Regulations, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations. On or prior to the Closing Date or any Option Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Primary Registration Statement or the Rule 462(b) Registration Statement, if any, or the sale of any of the Shares shall have been issued under the Act or any state securities law, and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representatives' knowledge or the knowledge of the Company, shall be contemplated by the SEC or by any authority in any jurisdiction designated by the Representatives pursuant to Section 5(a)(x) hereof. Any request on the part of the SEC for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel;

                  (b) all corporate and other proceedings and other matters incident to the authorization, form and validity of this Agreement, the Shares and the form of the Registration Statements and the Prospectus, as amended and supplemented, and all other legal matters relating to this Agreement and the transactions contemplated hereby (including but not limited to all opinions, certificates, letters and documents required or permitted hereunder) shall be satisfactory in all material respects in the reasonable opinion of Underwriters' Counsel. The Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may have reasonably requested to enable them to pass upon such matters;

                  (c) the NASD shall have indicated it has no objection to the underwriting arrangements pertaining to the sale of any Shares;

                  (d) the Representatives shall have received a copy of an executed Lock-up Agreement from each person described on Schedule IV hereto;

                  (e) the Representatives shall have received at or prior to the Closing Date from the Underwriters' counsel a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the securities or Blue Sky laws of such jurisdictions designated by the Representatives pursuant to Section 5(a)(x) hereof;

                  (f) on the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives signed opinions of Kaufman & Canoles, a professional corporation, counsel for the Company and the Company's in-house counsel in the form attached hereto as Exhibit 1, dated as of each such date and addressed to the Representatives individually and as representatives of the several Underwriters to such effect as is reasonably satisfactory to the Representatives;

                  (g) on the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives signed opinions of one or more counsel for the Selling Shareholders in the form attached hereto as Exhibit 2, dated as of each such date and addressed to the Representatives individually and as representatives of the several Underwriters to such effect as is reasonably satisfactory to the Representatives;

                  (h) at the Closing Date and any Option Closing Date: (i) the Registration Statements and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and the Regulations and in all material respects shall conform to the requirements of the Act and the Regulations, and the Registration Statements and any Post-effective amendment thereto shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) since the respective dates as of which information is given in the Registration Statements and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, except as otherwise expressly stated therein, there shall have been no material adverse change in the properties, condition (financial or otherwise), results of operations, stockholders' equity, business, prospects or management of the Company and the Subsidiaries taken as a whole, from that set forth therein, whether or not arising in the ordinary course of business; (iii) since the respective dates as of which information is given in the Registration Statements and any post-effective amendment thereto and the Prospectus or any amendment or supplement thereto, there shall have been no event or transaction, contract or agreement entered into by the Company or any Subsidiary, other than in the ordinary course of business and as set forth in the Registration Statements or Prospectus, that has not been, but would be required to be, set forth in the Registration Statements or Prospectus; and (iv) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectus, other than as set forth therein, and no proceedings shall be pending or, to the knowledge of the Company, threatened against or directly affecting the Company or any Subsidiary before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect other than as set forth in the Prospectus;

                  (i) the Representatives shall have received at the Closing Date and any Option Closing Date certificates of the Company signed by the Chief Executive Officer and the Chief Financial Officer of the Company dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as representatives of the several Underwriters, to the effect that (i) the signers of the certificate have read this Agreement, and the representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied in all material respects with all the agreements, fulfilled in all material respects all the covenants and satisfied in all material respects all the conditions on its part to be performed, fulfilled or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be, and (ii) the signers of the certificate have carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto, and the conditions set forth in Section 7(h) hereof have been satisfied;

                  (j) the Representatives shall have received at the Closing Date and any Option Closing Date certificates of or on behalf of the Selling Shareholders dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as representatives of the several Underwriters, to the effect that (i) the Selling Shareholders have read this Agreement, and the representations and warranties of the Selling Shareholders in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date or the Option Closing Date, as the case may be, and (ii) the Selling Shareholders have examined the Registration Statement and the Prospectus and any amendments or supplements thereto, and the conditions set forth in Section 7(h) hereof have been satisfied with respect to the Selling Shareholders;

                  (k) at the time this Agreement is executed and at the Closing Date and any Option Closing Date, the Representatives shall have received a letter addressed to the Representatives, individually and as representatives of the several Underwriters, in form and substance satisfactory to the Representatives in all respects (including, without limitation, the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) from KPMG Peat Marwick LLP as of the date of this Agreement, the Closing Date or the Option Closing Date, as the case may be:

                           (i)      confirming they are independent certified
public accountants within the meaning of the Act and the Regulations;

                           (ii)     stating that, in their opinion, the
consolidated financial statements and notes, and the financial statement schedule of the Company and its Subsidiaries audited by them and included in the Registration Statements comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations;

                           (iii)    stating that, on the basis of specified
procedures, a reading of the latest available unaudited interim consolidated financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the minutes of the meetings of the stockholders and the Boards of Directors of the Company and the Subsidiaries, and audit and compensation committees of such Boards, if any, and inquiries to certain officers and other employees of the Company and the Subsidiaries responsible for operational, financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would cause them to believe that (A) at June 30, 1997, there was any change in the capital stock, increase in long-term debt or decrease in consolidated net current assets or shareholders' equity of the Company as compared with amounts shown in the April 30, 1997 consolidated balance sheet included in the Registration Statement, or that for the period from May 1, 1997 to June 30, 1997, there were any decreases, as compared to the corresponding period in the preceding year, in revenues or in the total or per share amounts of income before extraordinary item or net income, except for such changes, increases or decreases that the Registration Statement discloses have occurred or may occur and except for such other changes, increases or decreases which the Representatives shall in their sole discretion accept; and (B) at a specified date not more than five business days prior to the date of such letter, there was any change in the capital stock or increase in long term debt of the Company as compared with the amounts shown in the April 30, 1997 consolidated balance sheet of the Company included the Registration Statements, except in all instances for changes, decreases or increases the Registration Statement discloses have occurred or may occur and except for such other changes, increases or decreases which the Representatives shall in their sole discretion accept; and

                           (iv)     stating that they have compared specific
dollar amounts, numbers of shares and other numerical data and financial information set forth in the Registration Statement that have been specified by the Representatives prior to the date of this Agreement (to the extent that such information is derived from the accounting records subject to the internal control structure, policies and procedures of the Company's or the Subsidiaries' accounting system, or has been derived directly from such accounting records by analysis or comparison or has been derived from other records and analyses maintained or prepared by the Company or any Subsidiary thereof) with the results obtained from the application of readings, inquiries and other appropriate procedures (which procedures do not constitute an audit in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement;

                  (l) the Representatives shall have received from KPMG Peat Marwick a letter addressed to the Company and made available to the Representatives for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deem necessary in establishing the scope of their audit of the Company's consolidated financial statements as of April 30, 1997 did not disclose any weaknesses in internal controls that they considered to be material weaknesses;

                  (m) there shall have been duly tendered to the Representatives for the respective accounts of the Underwriters certificates representing all of the Shares to be purchased by the Underwriters on the Closing Date or any Option Closing Date, as the case may be;

                  (n) at the Closing Date and any Option Closing Date, the Representatives shall have been furnished such additional documents, information and certificates as they shall have reasonably requested;

                  (o) the issuance and sale of the Shares shall be legally permitted under applicable Blue Sky or state securities laws so long as such sales are made in accordance with the Blue Sky Memorandum; and

                  (p) the Representatives shall have received copies of the executed Custody Agreement provided for in Section 1(b)(i) hereof for each Selling Shareholder, and such documents shall have been approved in form and substance by the Underwriters' Counsel, such approval not to be withheld unreasonably.

         The Company and the Selling Shareholders shall furnish the Representatives with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request. All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representatives and the Underwriters' counsel. If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, is not fulfilled, the Representatives may on behalf of the several Underwriters, terminate this Agreement with respect to the Closing Date or such Option Closing Date, as applicable, or, if they so elect, waive any such conditions that have not been fulfilled or extend the time for their fulfillment. Any such termination shall be without liability of the Underwriters to the Company or the Selling Shareholders.

         8.       Indemnification and Contribution

                  (a) The Company and each Selling Shareholder, severally and not jointly, shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon (x) in the case of each Selling Shareholder, any breach of such Selling Shareholder's representation and warranties made in this Agreement, and (y) in the case of the Company, (i) any breach of representations and warranties made in this Agreement; (ii) any untrue statements or alleged untrue statements of material fact contained in any Preliminary Prospectus, the Registration Statements or the Prospectus, or any amendment or supplement thereto, any application or other document (in this Section 8 collectively called "application") executed by the Company and based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify all or any part of the Shares under the securities laws thereof or filed with the SEC or the NASD, (iii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) any untrue statement or alleged untrue statement of material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including without limitation, slides, videos, films and tape recordings (but excluding documentation prepared by the Representatives for internal use only); provided, however, that the foregoing indemnity:

                           (i)      shall not apply in respect of any statement
or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statements or Prospectus, or any amendment or supplement thereto, as the case may be; and

                           (ii)     with respect to any Preliminary Prospectus,
shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares if, at or prior to the written confirmation of the sale of such Shares, a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) was delivered to such Underwriter, but was not sent, or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented), unless such failure on the part of such Underwriter is the result of noncompliance by the Company with Section 5(a)(vi) hereof.

         The obligations of the Company and the Selling Shareholders under this
Section 8(a) will be in addition to any liability the Company and the Selling Shareholders may otherwise have.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statements, each Selling Shareholder, and each other person, if any, who controls the Company or a Selling Shareholder within the meaning of the Act to the same extent as the foregoing indemnities from the Company and the Selling Shareholders to the several Underwriters, but only with respect to any loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statements or Prospectus or any amendment or supplement thereto, and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statements or Prospectus, or any amendment or supplement thereto, or any application, as the case may be. The obligations of each Underwriter under this Section 8(a) will be in addition to any liability such Underwriter may otherwise have.

                  (c) If any action, inquiry, investigation or proceeding is brought against any person in respect of which indemnification may be sought pursuant to Section 8(a) or (b) hereof, such person (hereinafter called the "indemnified party") shall, promptly after notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the "indemnifying party") of the institution of such action, inquiry, investigation or proceeding. The indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including, without limitation, the employment of counsel (reasonably satisfactory to such indemnified party) and payment of expenses. No indemnification provided for in this Section 8 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding, to the extent that such indemnifying party has been materially prejudiced by the failure to give such notice, but the omission to so notify the indemnifying party shall not relieve the indemnifying party otherwise than under this Section 8. Such indemnified party or controlling person thereof shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action. If such indemnified party or parties shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, the indemnified party or parties shall be entitled to select counsel to conduct the defense to the extent determined by such counsel to be necessary to protect the interests of the indemnified party or parties, and the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. Expenses covered by the indemnification in this Section 8 shall be paid by the indemnifying party as they are incurred by the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. Anything in this
Section 8 to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim effected without its written consent.

                  (d) Each Selling Shareholder's aggregate liability under this
Section 8 shall be limited to an amount equal to the net proceeds (before deducting expenses) received by such Selling Shareholder from the sale of such Selling Shareholder's Shares pursuant to this Agreement.

                  (e) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or (b) hereof in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to herein, except by reason of the provisos set forth in
Section 8(a) hereof
or the failure to give notice as required in Section 8(c) hereof (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and to the extent such party has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or each Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, liabilities, claims or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company or each Selling Shareholder an the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company or each Selling Shareholder bears to the total underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or a Selling Shareholder on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Selling Shareholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), (i) the provisions of the Agreement Among Underwriters shall govern contribution among Underwriters, (ii) no Underwriter (except as provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11
(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' and the Selling Shareholders' obligations in this Section 8(e) to contribute are several in proportion to their individual underwriting obligations and number of Shares sold, respectively, and not joint.

         9. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements made as of the Closing Date and any Option Closing Date. All such representations, warranties and agreements of the Underwriters, the Company and the Selling Shareholders, including, without limitation, the indemnity and contribution agreements contained in Section 8 hereof and the agreements contained in Sections 6, 9, 10 and 13 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.

         10.      Effective Date of this Agreement and Termination Hereof.

                  (a) This Agreement shall become effective at the earlier of
(i) 10:00 a.m., Philadelphia, Pennsylvania time, on the first business day following the Effective Date or (ii) at the time of the public offering by the Underwriters of the Shares, whichever is earlier, except that the provisions of Sections 6, 8, 10 and 13 hereof shall be effective upon execution hereof. The time of the public offering, for the purpose of this Section 10, shall mean the time when any of the Shares are first released by the Underwriters for offering by dealers. The Representatives may prevent the provisions of this Agreement (other than those contained in Sections 6, 8, 10 and 13) hereof from becoming effective without liability of any party to any other party, except as provided in Sections 6 and 8 hereof, by giving the notice indicated in Section 10(c) hereof before the time the other provisions of this Agreement become effective.

                  (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date as provided in Sections 7 and 11 hereof or if any of the following have occurred:

                           (i)      since the respective dates as of which
information is given in the Registration Statements and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company, or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, that would, in the Representatives' reasonable judgment, make the offering or delivery of the Shares impracticable;

                           (ii)     any outbreak of hostilities or other
national or international calamity or crisis or change in economic, political or financial market conditions if the effect on the financial markets of the United States of such outbreak, calamity, crisis or change would, in the Representatives' reasonable judgment, make the offering or delivery of the Shares impracticable;

                           (iii)    suspension of trading generally in
securities on the New York Stock Exchange, the American Stock Exchange, or the over-the-counter market (including, without limitation, the Nasdaq Stock Market's National Market System) or limitation on prices (other than limitations on hours or numbers of days of trading) for securities or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the

Representatives' reasonable opinion materially and adversely affects trading of the Shares on such exchange or over-the-counter market;

                           (iv)     the enactment, publication, decree or other
promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Representatives' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company;

                           (v)      the taking of any action by any federal,
state or local government or agency in respect of monetary or fiscal affairs that in the Representatives' reasonable opinion has a material adverse effect on the securities markets in the United States; or

                           (vi)     trading in any securities of the Company
shall have been suspended or halted by the Nasdaq Stock Market's National Market System or the SEC.

                  (c) If the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
Section 10, the Representatives shall notify the Company and the Selling Shareholders thereof promptly by telephone, telegram or facsimile, confirmed by letter.

         11.      Default by an Underwriter.

                  (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if the Firm Shares or Optional Shares with respect to which such default relates do not exceed in the aggregate 10% of the number of Firm Shares or Optional Shares, as the case may be, that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Optional Shares to which the default relates shall be purchased severally by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

                  (b) If such default relates to more than 10% of the Firm Shares or Optional Shares, as the case may be, the Representatives may in their discretion arrange for another party or parties (including a non-defaulting Underwriter) to purchase such Firm Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representatives do not arrange for the purchase of the Firm Shares or Optional Shares to which a default relates as provided in this Section 11(b), this Agreement may be terminated by the Representatives or by the Company without liability on the part of the several Underwriters (except as provided in Section 8 hereof) or the Company (except as provided in Sections 6 and 8 hereof); provided that if such default occurs with respect to Optional Shares after the Closing Date, this Agreement will not terminate as to the Firm Shares or any Optional Shares purchased prior to such termination. Nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

                  (c) If the Firm Shares or Optional Shares to which the default relates are to be purchased by the nondefaulting Underwriters, or are to be purchased by another party or parties, the

Representatives or the Company shall have the right to postpone the Closing Date or any Option Closing Date, as the case may be, for a reasonable period, but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statements or supplement to the Prospectus that in the opinion of Underwriters' Counsel may thereby be made necessary. The terms "Underwriters" and "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to the Firm Shares and/or Optional Shares purchased by it.

                  (d) It is understood that the Representatives (or either of them), individually and not as the representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by them prior to the Closing Date or the Option Closing Date for the Firm Shares or Optional Shares, as the case may be, to be purchased by such Underwriter or Underwriters. Any such payment by the Representatives shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

         12. Information Furnished by Underwriters. The statement set forth on the inside cover page regarding stabilization and in the second, third, seventh, eighth and ninth paragraphs under the "Underwriting" section of any Preliminary Prospectus and the Prospectus constitute the only written information furnished by or on behalf of any Underwriter referred to in Sections l(a)(ii) and 8 hereof.

         13. Notice. All communications hereunder, except as otherwise specifically provided herein, shall be in writing and, if sent to the Underwriters, shall be mailed, delivered, telegrammed or faxed and confirmed to such Underwriters, c/o Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, PA 19103, Attention: Mr. Edward J. Losty, with a copy to Blank Rome Comisky & McCauley, Four Penn Center Plaza, Philadelphia, PA 19103,
Attention: Barry H. Genkin, Esquire; if sent to the Company, shall be mailed, delivered, telegrammed or faxed and confirmed to Jackson Hewitt Inc., 4575 Bonney Road, Virginia Beach, VA 23462, Attention: Keith E. Alessi, Chairman, President and Chief Executive Officer, with a copy to Kaufman & Canoles, One Commercial Place, Suite 2000, Norfolk, VA 23514-3037, Attention: John M. Paris, Jr., Esquire and if sent to the Selling Shareholders shall be mailed, delivered, telegrammed or faxed and confirmed to Keith Alessi, Attorney-in-Fact for the Selling Shareholders, Jackson Hewitt Inc., 4575 Bonney Road, Virginia Beach, VA 23462 with a copy to Kaufman & Canoles, One Commercial Place, Suite 2000, Norfolk, VA 23514-3037, Attention: John M. Paris, Jr., Esquire.

         14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, the Selling Shareholders and the controlling persons, directors and officers thereof, and their respective successors, assigns, heirs, legatees and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms "successors" and "assigns" shall not include any purchaser of the Shares merely because of such purchase.

         15. Definition of Business Day. For purposes of this Agreement, "business day" means any day on which the Nasdaq Stock Market's National Market System is opened for trading.

         16. Counterparts. This Agreement may be executed in one or more counterparts, and all such counterparts will constitute one and the same instrument.

         17. Construction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and performed entirely within the Commonwealth.

         If the foregoing correctly sets forth your understanding of our agreement, please sign and return to the Company the enclosed duplicate hereof, whereupon it will become a binding agreement in accordance with its terms.

                              Very truly yours,

                              JACKSON HEWITT, INC.


                              By:  /S/ KEITH E. ALESSI
                                    -------------------

                                   Keith E. Alessi, Chairman, President and
                                   Chief Executive Officer


                              THE SELLING SHAREHOLDERS


                              By:  /S/ KEITH E. ALESSI
                                   --------------------------
                                   Keith E. Alessi, Attorney-in-Fact, acting
                                   on behalf of each of the Selling
                                   Shareholders

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

JANNEY MONTGOMERY SCOTT INC.
SCOTT & STRINGFELLOW, INC.

As Representatives of the Several Underwriters named in Schedule I hereto

BY:      JANNEY MONTGOMERY SCOTT INC.


By:      /S/ WILLIAM RULON-MILLER
         --------------------------
         Authorized Representative


BY:      SCOTT & STRINGFELLOW, INC.


By:      /S/ J. SCOTT CARDOZO
         -------------------------
         Authorized Representative

                                   SCHEDULE I

                                  Underwriters


                                                                            Number of Firm Shares
                              Underwriter                                      to be Purchased
                              -----------                                 ----------------------------
Janney Montgomery Scott Inc............................................            495,302
Scott & Stringfellow, Inc..............................................            495,302

William Blair & Company, L.L.C.........................................             30,000
Brean Murray & Co., Inc................................................             30,000
Fahnestock & Co. Inc...................................................             30,000
Legg Mason Wood Walker, Incorporated...................................             30,000
Needham & Company, Inc.................................................             30,000
Wheat, First Securities, Inc...........................................             30,000

Barington Capital Group, L.P...........................................             15,000
George K. Baum & Company...............................................             15,000
Branch, Cabell & Company...............................................             15,000
Davenport & Co. of Virginia, Inc.......................................             15,000
Gabelli & Company, Inc.................................................             15,000
C.L. King & Associates, Inc............................................             15,000
Mesirow Financial, Inc.................................................             15,000
Parker/Hunter Incorporated.............................................             15,000
Pennsylvania Merchant Group Ltd........................................             15,000

                                                                              ------------
         TOTAL.........................................................          1,305,604
                                                                              ============

                                   SCHEDULE II

                          Table 1. Selling Shareholders


                                                                             Number of Firm Shares
                          Selling Shareholders                                    to be Sold
                         ----------------------                            ------------------------
Jackson Hewitt Inc. 401(k) Plan Trust....................................           20,814

Linda L. Whitehurst......................................................           70,790

Paul Grunberg............................................................           50,000

Daniel B. Grunberg.......................................................           10,000

Arline C. Littman........................................................            2,000

Paul W. Littman..........................................................            2,000
                                                                                 ---------

                                                                    TOTAL          155,604
                                                                                 =========

                            TABLE 2. OPTIONAL SHARES



                                                                                    Number of
                                                                                     Optional
                                                                                      Shares
                            Selling Shareholders                                    To Be Sold
                          -----------------------                                ----------------
A.    All shares of these persons to be sold pro rata before any of those listed in Section B below:

Jackson Hewitt Inc. 401(k) Plan Trust........................................           3,122

Linda L. Whitehurst..........................................................          10,619

Paul Grunberg................................................................           7,500

Daniel B. Grunberg...........................................................           1,500

Arline C. Littman............................................................             300

Paul W. Littman..............................................................             300
                                                                                       --------
                                                                                       23,341
                                                                                       ========

B.    All Shares of the following persons to be sold after all
      shares in Section A above are sold:
                  Jackson Hewitt Inc.........................................           172,500
                                                                                       --------
                                                                     TOTAL              195,841  Shares
                                                                                       ========


                                  SCHEDULE III

                           The Company's Subsidiaries



        Name                      Jurisdiction in Which Incorporated/Organized
        ----                     ----------------------------------------------
 Oden, Inc.                                           Virginia

 Refant Partners(1)                                 Pennsylvania

 Hewfant, Inc.                                        Virginia

 Jackson Hewitt of Memphis, LLC(2)                    Virginia




--------
         (1)Represents a 65% interest in Refant Partners.
         (2)Represents a 60% interest in Jackson Hewitt of Memphis, LLC.

                                      III-1

                                   SCHEDULE IV

                  Persons Who Are to Deliver Lock-Up Agreements


Jackson Hewitt Inc.

         Lock-up obligations included in Underwriting Agreement.

The Selling Shareholders

         Jackson Hewitt Inc. 401(k) Plan Trust
         Linda L. Whitehurst
         Paul Grunberg
         Daniel B. Grunberg
         Arline C. Littman
         Paul W. Littman

Officers and Directors

         Keith E. Alessi
         Harry W. Buckley
         Harry S. Gruner
         Michael E. Julian, Jr
         William P. Veillette(1)
         Christopher Drake
         Martin B. Mazer
         Kelly Wagner
         Leslie A. Wood


--------
         (1) Lock-up agreements were also executed by certain members of the Veillette family, including family trusts.

                                                  Exhibit 1


                          Opinion of Kaufman & Canoles
                           Counsel for Jackson Hewitt


         1. Each of the Company and Subsidiaries is a corporation validly existing and in good standing under the laws of the state of their incorporation, with all necessary corporate power and authority to own or lease and operate its properties and to conduct its business as described in the Prospectus.

         2. The Company has all requisite power and authority to enter into the Underwriting Agreement. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Underwriter) is a valid and binding agreement of the Company enforceable in accordance with its terms, except in all cases as rights of indemnity or contribution may be limited under applicable law and subject, as to enforcement, to (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights in general,
(B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (C) the unenforceability under certain circumstances of contribution provisions or provisions indemnifying a party against liability where such contribution or indemnification is contrary to public policy.

         3. The execution, delivery and performance of the Underwriting Agreement by the Company and the consummation of the transactions contemplated herein, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) conflict with any terms or provisions of the Certificate of Incorporation or Bylaws of the Company or any Subsidiary, (b) to the knowledge of such counsel, result in a breach of, or constitute a default under, result in the termination or modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to, any material contract, indenture, mortgage, deed of trust, or other material agreement or material instrument to which the Company or any Subsidiary is a party or by which any of their material respective assets is bound or affected; (c) assuming compliance with Blue Sky laws, violate any applicable law, rule or regulation (except as the indemnification or contribution provisions herein may be limited by applicable law), or to such counsel's knowledge, any judgment, order or decree, of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties or businesses; or (d) to the knowledge of such counsel, result in a breach, termination or lapse of the Company's or any Subsidiary's corporate power and authority to own or lease and operate their respective assets and to conduct its respective businesses as described in the Prospectus.

         4. At the date or dates indicated in the Prospectus, the Company had the duly authorized and outstanding shares of capital stock as set forth under the caption "Capitalization" and "Description of Capital Stock" in the Prospectus. The description of the Company's securities in the Prospectus conforms in all material respects to the instruments defining the same. To such counsel's knowledge, there are no options or warrants for the purchase of, other outstanding rights to purchase, agreements or obligations to issue, or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as and to the extent expressly described in the Prospectus. To such counsel's knowledge, all of the outstanding stock or other ownership interests in the Subsidiaries is owned by the Company free and clear of all liens, encumbrances and security interests.

         5. The Shares to be issued and sold by the Company pursuant to the Underwriting Agreement have been duly authorized, and when issued and delivered in accordance with the terms of the Underwriting Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any statutory preemptive rights, preemptive rights in the Company's Certificate of Incorporation or Bylaws or, to such counsel's knowledge, any other preemptive right of any securityholder of the Company. The Common Shares outstanding immediately prior to the Closing Date (including the shares to be purchased from the Selling Shareholders) have been duly authorized and are fully paid and non-assessable. None of the outstanding Common Shares issued on and after August 3, 1989 were issued in violation of any statutory preemptive rights, preemptive rights in the Company's Certificate of Incorporation or Bylaws or, to such counsel's knowledge, any other preemptive right of any securityholder of the Company. Prior to August 3, 1989, the Company's issuance of Common Shares required compliance with preemptive rights contained in the Company's Certificate of Incorporation and statutory preemptive rights, and such counsel does not know whether or not such statutory and contractual preemptive rights provisions were complied with, however, any claims that may have existed as a result of any potential infringement of these preemptive rights would be time-barred.

         6. The certificates representing the Common Shares, including the shares to be issued by the Company are in proper legal form under, and conform in all material respects to the requirements of, the VSCA. To the knowledge of such counsel, neither the filing of the Registration Statements nor the offering or sale of the Shares as contemplated by the Underwriting Agreement gives any securityholder of the Company any rights, other than those which have been waived, for or relating to the registration of any Common Shares or any other securities of the Company.

         7. The Common Shares (including the Shares) have been included for quotation on the Nasdaq National Market.



         8. The issuances of securities referred to under Item 15 of the Registration Statements complied in all material respects with the provisions of all applicable federal and state securities laws.

         9. Except for permits and similar authorizations required under state securities or Blue Sky laws, if any, no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the consummation of the transactions contemplated by this Agreement (except in all cases as rights to indemnity or contribution may be limited under applicable law), including the sale of the Common Shares to the Underwriters.

         10. Such counsel is familiar with all contracts referred to in the Registration Statements or Prospectus and such contracts are fairly and accurately summarized or disclosed therein or filed as exhibits thereto as required, and such counsel does not know of any contracts required to be summarized or disclosed or filed, and such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company is the subject of such a character required to be disclosed in the Registration Statements or the Prospectus which are not disclosed and properly described therein. The statements in the Registration Statements and Prospectus under the captions "Description of Capital Stock - Anti-Takeover Statutes," and "Description of Capital Stock Limitation of Liability and Indemnification of Directors and Officers," the third and fourth sentences of the second paragraph under the caption "Shares Eligible for Future Sale," and the first two sentences of the second paragraph under the caption "Risk Factors - Government Regulation," insofar as they contain descriptions or summaries of statutes, regulations or governmental proceedings, fairly and accurately present the information required to be disclosed under the Act or the Regulations.

         11. To the knowledge of such counsel, neither the Company nor any Subsidiary is in violation of, or in default under, any of the terms or provisions of (a) its Certificate or Articles of Incorporation, as amended, or Bylaws, as amended, or similar governing instruments, or (b) except to the extent such action would not have a Material Adverse Effect, any indenture, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it or any of its properties is bound or affected known to such counsel.

         12. To such counsel's knowledge, after reasonable inquiry of all attorneys in its firm and the Company shall state that there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries pending before, or overtly threatened by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal, to which the Company or any Subsidiary is a party or is overtly threatened to be made a party that, if determined adversely to the Company or any Subsidiary, would, in any case or in the aggregate, result have a Material Adverse Effect. Except as disclosed in the Prospectus, to such counsel's knowledge, there are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or tribunal enjoining the Company or any Subsidiary from or requiring the Company or any Subsidiary to take or refrain from taking, any action, or pursuant to which the properties or assets of the Company or any subsidiary are bound.

         13. The Primary Registration Statement has become effective under the Act, as of the Effective Date and, if applicable, any Rule 462 Registration Statement became effective under the Act upon its filing. To such counsel's knowledge, the SEC has not issued any stop order suspending the effectiveness of the Registration Statement, nor has the SEC instituted or threatened to institute proceedings with respect to any such order. Any and all filings required to be made by Rules 424, 430A and 462 under the Act have been made.

         14. The Primary Registration Statement and the Prospectus, as of the Effective Date (and any Rule 462 Registration Statement upon its filing), and each amendment or supplement thereto as of its effective date (except for the financial statements, schedules and the notes thereto, statistical data and other financial data contained therein, as to which counsel expresses no opinion) comply as to form in all material respects with, the applicable requirements of the Act and Regulations.

         15. The Company is not, and will not be immediately after receiving the proceeds from the sale of any of the Shares, an "investment company" within the meaning of the 1940 Act.

         Such counsel shall state that it has reviewed the opinion of Company's counsel, and while not assuming any responsibility to verify the substance of that opinion, no facts have come to its attention that would cause it to have reason to believe that Company's counsel's opinion is inaccurate.

         Such counsel shall also state that they have participated in the preparation of the Registration Statements and the Prospectus, including reviews and discussions of the contents thereof, and while such counsel (for the purposes of this paragraph) is not passing upon the accuracy or completeness of the statements contained in the Registration Statements or the Prospectus, in the course of such reviews and discussions, no facts came to its attention that would cause it to have reason to believe that (a) the Registration Statements or any post-effective amendment thereto, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading, except that such counsel need not express any opinion with respect to the financial statements, schedules and the notes thereto or the statistical data and other financial data included in the Prospectus and the Registration Statements, or that (b) the Prospectus on the Effective Date, on the date it was filed pursuant to Rule 424(b) and on the Closing Date or Option Closing Date, as the case may be, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion with respect to the financial statements, schedules and the notes thereto or the statistical data and other financial data included in the Prospectus or the Registration Statements.

         The foregoing opinion may be limited to the laws of the United States and the laws of the Commonwealth of Virginia and such counsel may rely as to matters of fact upon the representations of the Company set forth in the Underwriting Agreement and upon certificates of officers of the Company and of government officials, all of which certificates must be reasonably satisfactory in form and scope to counsel for the Underwriters. Counsel shall state in such opinion that its opinion may be relied upon by counsel to the Underwriters.

                             Opinion of Ann Santomas
                       In House Counsel for Jackson Hewitt


          1. Each of the Company and Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, with all necessary corporate power and authority to own or lease and operate its properties and to conduct its business as described in the Prospectus. To the knowledge of such counsel, each of the Company and the Subsidiaries has all licenses, permits, clearances, certifications, registrations, approvals, consents and franchises required to own or lease and operate its properties and to conduct their respective businesses as described in the Prospectus. Each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect.

         2. Neither the Company nor any Subsidiary is in violation of, or in default under, any of the terms or provisions of (a) its Certificate or Articles of Incorporation, as amended, or Bylaws, as amended, or similar governing instruments, or (b) except to the extent such action would not have a Material Adverse Effect, (i) any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its properties is bound or affected; (ii) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or business; or (iii) any license, permit, certification, registration, approval, consent or franchise referred to in Paragraph 1 hereof.

         3. The statements in the Registration Statements and Prospectus under the captions "Risk Factors - Government Regulation," "Business - Franchise Operations - Regulation of Franchise Sales," and "Business - Legal Proceedings," insofar as they contain descriptions or summaries of statutes, regulations or governmental proceedings, fairly and accurately present the information required to be disclosed under the Act or the Regulations.

         4. The Company is in compliance with the requirements of the Federal Trade Commission rules governing franchising, including 16 C.F.R. ss.436, and the applicable provisions of federal and state laws or regulations governing the activities of a franchiser and the tax preparation business. The Company's Franchise Offering Circular complies with the applicable requirements of state law governing the activities of franchisers and complies as to form with the requirements of the North American Securities Administrators Association's Uniform Franchise Offering Circular.

         Such counsel shall also state that she has participated in the preparation of the Registration Statements and the Prospectus, including reviews and discussions of the contents thereof, and while such counsel (for the purposes of this paragraph) is not passing upon the accuracy or completeness of the statements contained in the Registration Statements or the Prospectus, in the course of such reviews and discussions, no facts came to her attention that would cause her to have reason to believe that (a) the Registration Statements or any post-effective amendment thereto, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading, except that such counsel need not express any opinion with respect to the financial statements, schedules and the notes thereto or the statistical data and other financial data included in the Prospectus and the Registration Statements, or that (b) the Prospectus on the Effective Date, on the date it was filed pursuant to Rule 424(b) and on the Closing Date or Option Closing Date, as the case may be, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion with respect to the financial statements, schedules and the notes thereto or the statistical data and other financial data included in the Prospectus or the Registration Statements.

         The foregoing opinion may be limited to the laws of the United States and the laws of the Commonwealth of Virginia and such counsel may rely as to matters of fact upon the representations of the Company set forth in the Underwriting Agreement and upon certificates of officers of the Company and of government officials, all of which certificates must be reasonably satisfactory in form and scope to counsel for the Underwriters. Counsel shall state in such opinion that her opinion may be relied upon by counsel to the Underwriters.

                                                                    Exhibit 2


                  OPINION OF COUNSEL FOR SELLING SHAREHOLDERS


         (i) Each Selling Shareholder has the power to enter into the Underwriting Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the shares being sold by such Selling Shareholder hereunder in the manner provided in the Underwriting Agreement and to perform its obligations under the Custody Agreement;

         (ii) the execution and delivery of the Underwriting Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary action on the part of each Selling Shareholder;

         (iii) the Underwriting Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by each Selling Shareholder. Assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of each Selling Shareholder, enforceable in accordance with its terms, except in all cases as rights of indemnity or contribution may be limited under applicable law and subject, as to enforcement, to (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights in general,
(B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (C) the unenforceability under certain circumstances of contribution provisions or provisions indemnifying a party against liability where such contribution or indemnification is contrary to public policy.

         (iv) the delivery by each Selling Shareholder to the several Underwriters of certificates for the shares being sold hereunder by each Selling Shareholder against payment therefor as provided herein, will convey good and marketable title to such Shares to the several Underwriters (assuming that they are bona fide purchasers within the meaning of Section 8-302 of the Uniform Commercial Code), free and clear of any adverse claim (within the meaning of the Uniform Commercial Code).

         (v) the sale of shares to the Underwriters by each Selling Shareholder pursuant to the Underwriting Agreement, the compliance by each Selling Shareholder with the other provisions of the Underwriting Agreement, the Custody Agreement and the Power-of-Attorney and the consummation of the other transactions herein contemplated do not (A) to such counsel's knowledge, require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) to such counsel's knowledge, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which any Selling Shareholder is a party or by which any Selling Shareholder or the property of any Selling Shareholders is bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Shareholder.

         The foregoing opinion may be limited to the laws of the United States and the laws of the Commonwealth of Virginia and such counsel may rely as to matters of fact upon the representations of the Selling Shareholders set forth in the Underwriting Agreement and upon certificates of the Selling Shareholders and of government officials, all of which certificates must be reasonably satisfactory in form and scope to counsel for the Underwriters. Counsel shall state in such opinion that its opinion may be relied upon by counsel to the Underwriters.

                                                                      EXHIBIT B
                               JACKSON HEWITT INC.

                            1,305,604 Common Shares(1)


                       ----------------------------------

                            SELECTED DEALER AGREEMENT
                       ----------------------------------


                                                 Philadelphia,  Pennsylvania
                                                               July 31, 1997

Ladies and Gentlemen:

         We have delivered to you a prospectus (the "Prospectus") relating to the offering by Jackson Hewitt Inc., a Virginia corporation (the "Company"), and certain selling shareholders thereof of the number of shares of common stock of the Company stated therein ("Shares"). The undersigned and the other underwriters (the "Underwriters") listed in Schedule I to the Underwriting Agreement referred to in the Prospectus (the "Underwriting Agreement") have agreed to purchase the Shares, subject to the conditions specified in the Underwriting Agreement.

         Subject to the terms and conditions hereof and to the modification, withdrawal or cancellation of the offering without notice, and subject to the terms and conditions of the Underwriting Agreement, one or more of the Underwriters, acting through us, are severally offering to certain dealers ("Dealers") (included among whom may be any or all of the Underwriters and their respective subsidiaries) who are members of the National Association of Securities Dealers, Inc. (the "NASD") or foreign dealers registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who shall agree, in making sales of the Shares in the United States, to conform to the NASD Conduct Rules, or if not so registered, shall agree not to reoffer, resell or deliver the Shares in the United States, its territories or possessions or to persons who they have reason to believe are citizens thereof or residents therein, unless they comply with the NASD's Interpretation with Respect to Free-Riding and Withholding and comply, as though they were members of the NASD, with the provisions of Rules 2730, 2740 and 2750 of the NASD Conduct Rules and with Rule 2420 of the NASD Conduct Rules as that rule applies to a nonmember foreign dealer, the opportunity to purchase Shares at $21.25 per Share (the "public offering price") less a concession to Dealers of $0.75 per Share. This offer is extended to you only on behalf of such of the Underwriters as may lawfully sell Shares to Dealers in your state.

         We shall advise you by telegram, facsimile or letter of the method and terms of the offering. Acceptance of any reserved Shares, which must be sent by telegraph or in writing to us, received by the time specified therefor in the offering telegram, facsimile or letter to us by the time specified
--------
         (1) Plus an over-allotment option to purchase up to 195,841 additional shares.

therefore in the offering communication, and any application for additional Shares, will be subject to rejection in whole or in part. The subscription books for the offering to Dealers may be closed by us at any time without notice and we reserve the right to reject any subscription in whole or in part. All subscriptions will be received subject to prior sale.

         Immediately upon receipt of the aforementioned telegram, facsimile or letter, you may reoffer the Shares purchased by you hereunder, subject to the Underwriters receipt and acceptance of the Shares, and upon the other terms and conditions set forth herein and in the Prospectus. Shares purchased hereunder or pursuant to the following sentence are to be offered to the public at the public offering price, except that an amount not exceeding $0.10 per Share may be allowed to any member of the NASD (or to foreign dealers who are not eligible for such membership but who agree to conform to the NASD Conduct Rules in making sales to purchasers in the United States) acting as principal or as buyer's agent, if such allowance is to be retained and not reallowed in whole or in part. With our consent or after the books in respect of the offering to Dealers have been closed, Dealers who are parties to the Selected Dealer Agreement and Underwriters may deal in Shares with each other at the public offering price less an amount not exceeding the concession to Dealers. After the Shares are released for sale to the public, we are authorized to vary the public offering price and other selling terms.

         The Shares confirmed to you are to be paid for at the public offering price less the concession to Dealers at the offices of Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania, prior to 9:00 a.m., Philadelphia, Pennsylvania time, on the Closing Date and, if applicable, the Option Closing Date, as defined in the Underwriting Agreement, by certified or official bank check payable in next day funds to our order against delivery of such Shares. Dealers not located in Philadelphia should arrange to have a Philadelphia bank or correspondent accept delivery of, and pay for, the Shares that they agree to purchase and should advise us immediately of the name of such bank or correspondent.

         In order to facilitate distribution of the Shares, we, for the respective accounts of the several Underwriters, during the term of the agreement among the Underwriters (the "Agreement Among Underwriters") may, within the limits specified in such agreement, make purchases and sales of Shares (but are without obligation to do so) in the open market or otherwise, for long or short account, at such prices, in such amounts and in such manner as we may determine, and, in arranging for the sale of Shares to Dealers, may over-allot for the accounts of the Underwriters, and may make purchases for the purposes of covering such over-allotments. There can be no assurance that the price of Shares will be stabilized or that stabilization, if commenced, will not be discontinued at any time.

         Your acceptance hereof shall constitute an obligation on your part to purchase, upon the terms and conditions hereof, the Shares confirmed to you in respect hereof and to observe all of the terms and conditions hereof. You agree that in reoffering the Shares you will comply with all applicable requirements of the Securities Act of 1933, as amended, the Exchange Act, and of all applicable rules and regulations under the federal securities laws. If you fail to pay for the Shares confirmed to you or fail to perform any of your other obligations hereunder, we may, in our discretion and without demand, notice or legal proceedings, and in addition to any and all remedies otherwise available to us and to the other several Underwriters (a) terminate any right or interest on your part hereunder, and (b) at any time and from time to time sell, without notice to you, any Shares then held for your account at public or private sale at such price or prices and upon such terms and conditions as we may deem fair, and apply the net proceeds so realized, as determined by us, toward payment of any obligations in respect of which you are in default, and, notwithstanding any action taken under (a) or (b) above, or both, you shall remain liable to the Underwriters for all loss and expense resulting from your default. At any such sale or sales, any of the Underwriters may purchase any portion of the Shares so sold, free from any right or interest on your part in such Shares. A default by one or more Dealers shall not release you from any obligation hereunder.

         You agree that until termination of this Agreement you will advise us, from time to time upon request, as to the number of Shares confirmed to you hereunder which then remain unsold; and you further agree that, until termination of this Agreement, you will upon our request sell to us for the account of one or more of the Underwriters such number of such unsold Shares as we may specify at the public offering price or, if agreeable to you, at the public offering price less an amount not in excess of the concession to Dealers.

         As representatives of the Underwriters, we shall have full authority to take such action as we may deem advisable in respect to all matters pertaining to the offering or arising hereunder. You are not authorized (a) by the Company or by any of the Underwriters to give any information or to make any representations in connection with the offering or sale of the Shares other than those contained in the Prospectus or (b) to act as agent for the Company or for any of the Underwriters when offering the Shares to the public or otherwise. Nothing contained herein shall constitute the Dealers as an association or partnership with us or with each other, or an unincorporated business or other separate entity.

         We will advise you on request of the jurisdictions under the Blue Sky or securities laws of which counsel for the Underwriters have advised us that the Shares have been qualified for public offering and sale, or are exempt from qualification. We shall, however, be under no responsibility whatsoever to any Dealer with respect to the right of such Dealer to sell the Shares in any jurisdiction.

         We have undertaken and undertake to mail copies of the Prospectus upon receipt of written requests to the addresses stated in such requests. You confirm that you have undertaken and undertake to do the same with regard to the delivery of such copies to your associated persons and to other persons.

         Neither we nor any Underwriters shall be under any liability (except for our own want of good faith) for or in respect of the validity or value of, or title to, any of the Shares, the form of, or the statements contained in, or the validity of, the Prospectus or any amendment or supplement thereto, or any other instruments executed by or on behalf of the Company or others, the form or validity of the Underwriting Agreement, the Agreement Among Underwriters or this Agreement, the delivery of the Shares, the performance by the Company or others of any agreement on its or their part or any matter in connection with any of the foregoing; provided, however, that nothing in this paragraph shall be deemed to relieve us or any Underwriters from any liability imposed by federal securities laws.

         You confirm that you are familiar with the Interpretation of the Board of Governors of the NASD with respect to Free-Riding and Withholding, and you agree that you will comply with such Interpretation in offering and selling Shares to the public.

         You further represent that neither you nor any of your directors, officers, partners or "persons associated with" you (as defined in the By-Laws of the NASD), nor, to your knowledge any "related person" (as defined by the Rule 2710 of the NASD Conduct Rules) have participated or intend to participate in any transaction or dealing as to which documents or information are required to be filed with the NASD pursuant to such Rule 2710.

         All communications from you should be addressed to Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania 19103, Attention:
Syndicate Department. Any notice from us to you shall be deemed to have been duly authorized by the Underwriters and to have been duly given if mailed or telegraphed to you at the address to which this letter is addressed.

         This Agreement shall terminate simultaneously with termination of the Agreement Among Underwriters, but it may be terminated by us at any time theretofore without notice. Upon termination of this Agreement, all authorizations, rights and obligations hereunder shall cease, except rights and obligations accrued or unsatisfied at the date of termination. Notwithstanding termination of this Agreement, you shall be liable for your proper proportion of any transfer tax or other liability which may be asserted against us or any of the Underwriters or Dealers purchasing Shares hereunder, based upon the claim that the Dealers, or any of them, constitute a partnership, an association, an unincorporated business or other separate entity.

         If before the termination of this Agreement, we shall purchase, or contract to purchase, for the accounts of the Underwriters, in the open market or otherwise, any Shares delivered to you pursuant hereto, you shall repay to us, for the account of the Underwriters, the concession to Dealers with respect to such Shares, and all brokerage commissions and transfer taxes paid in connection with such purchase or contract to purchase.

         Please confirm your agreement to abide by and conform to all the terms and conditions of this Agreement by signing and returning at once the duplicate copy enclosed herewith.

                                        Yours very truly,



                                        JANNEY MONTGOMERY SCOTT INC.
                                        SCOTT & STRINGFELLOW, INC.

                                        By:    JANNEY MONTGOMERY SCOTT INC.


                                        By:
                                             ----------------------------------
                                                     (Authorized Signature)



         Please execute the Confirmation on next page.

                                  CONFIRMATION



JANNEY MONTGOMERY SCOTT INC.
Scott & Stringfellow, Inc.
c/o Janney Montgomery Scott Inc.
1801 Market Street
Philadelphia, PA  19103

Ladies and Gentlemen:

         We hereby confirm our agreement to purchase the Shares to which the foregoing Selected Dealer Agreement relates, subject to your acceptance or rejection in whole or in part in case of a subscription or application in excess of any reservation, and acknowledge that such purchase and the purchase of additional Shares, if any, prior to the termination of the Selected Dealer Agreement, are subject to all the applicable terms and conditions thereof. We agree to abide by and conform to the Selected Dealer Agreement and to your offering telegram, facsimile or letter referred to therein, and to take up and pay for such Shares as therein provided. We acknowledge receipt of the Prospectus relating to the Shares and we hereby confirm that in entering into the Selected Dealer Agreement and in offering the Shares we have relied and will rely upon the Prospectus and on no other statements whatsoever, written or oral. We further confirm that we are a member of the National Association of Securities Dealers, Inc. ("NASD"), or if we are not such a member, that (i) we are a foreign dealer registered under the Securities Exchange Act of 1934, as amended, and hereby agree that in making sales of Shares in the United States we will conform to the NASD Conduct Rules, or (ii) if not so registered, we hereby agree not to reoffer, resell or deliver Shares in the United States, its territories or possessions or to any person who we have reason to believe is a citizen thereof or resident therein, unless we comply with the NASD's Interpretation with Respect to Free-Riding and Withholding and comply, as though we were a member of the NASD, with the provisions of Rules 2730, 2740 and 2750 of the NASD Conduct Rules and with Rule 2420 of such rules as that Rule applies to a non-member foreign dealer.


                                                     (Name of Firm)


                                       By:
                                         -----------------------------------
                                                  (Authorized Signature)


                                         -----------------------------------
                                         (Address)

                                         -----------------------------------

                                                     (City and State)
Dated:________________, 1997